Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles B. Lebovitz, John N. Foy and Stephen D. Lebovitz and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of CBL & Associates Properties, Inc. on Form 10-K for the fiscal year ended December 31, 2001, including one or more amendments to such Form 10-K, which amendments may make such changes as such person deems appropriate, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set opposite his respective name.

Signature                      Title                           Date

 /s/ Charles B. Lebovitz       Chairman of the Board           March 6, 2002
------------------------       and Chief
     Charles B. Lebovitz       Executive Officer
                               (Principal Executive Officer)


 /s/ John N. Foy               Vice Chairman of the Board,     March 6, 2002
------------------------       Chief Financial Officer and
     John N. Foy               Treasurer (Principal Financial
                               Officer and Principal Accounting
                               Officer)



 /s/ Stephen D. Lebovitz       Director, President             March 6, 2002
------------------------       and Secretary
     Stephen D. Lebovitz

 /s/ Claude M.Ballard          Director                        March 6, 2002
------------------------
     Claude M. Ballard

 /s/ Leo Fields                Director                        March 6, 2002
------------------------
     Leo Fields

 /s/ William J.Poorvu          Director                        March 6, 2002
------------------------
     William J. Poorvu

 /s/ Winston W. Walker         Director                        March 6, 2002
------------------------
     Winston W. Walker

 /s/ Gary L. Bryenton          Director                        March 6, 2002
------------------------
     Gary L. Bryenton

 /s/ Martin J. Cleary          Director                        March 6, 2002
------------------------
     Martin J. Cleary

*By: /s/ Charles B. Lebovitz
    ------------------------
       Charles B. Lebovitz     Attorney-in-Fact                March 6, 2002